Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of events after reporting period [Abstract]
Subsequent events	Subsequent events
On January 16, 2025, the Group acquired a new borrowing with Banco Santander for a term loan in the amount of US$180 million. The loan accrues interest at a rate per annum equal to SOFR overnight + 0.79% and matures on December 22, 2025. The principal amount is due on the maturity date and interest is payable quarterly on March 24, June 23 and September 22.
On February 24, 2025, the Group acquired a new borrowing with Bank of America for a term loan in the amount of US$64 million. The loan accrues interest at a rate per annum equal to 4.358% and matures on May 6, 2025. The principal and interest amounts are due on the maturity date.
On February 24, 2025, the Group acquired a new borrowing with Bank of America for a term loan in the amount of US$36 million. The loan accrues interest at a rate per annum equal to 4.395% and matures on June 3, 2025. The principal and interest amounts are due on the maturity date.
On March 11, 2025, the Group acquired a new borrowing with Bank of America for a term loan in the amount of US$27.5 million. The loan accrues interest at a rate per annum equal to 4.343% and matures on May 6, 2025. The principal and interest amounts are due on the maturity date.
On March 11, 2025, the Group acquired a new borrowing with Bank of America for a term loan in the amount of US$27.5 million. The loan accrues interest at a rate per annum equal to 4.332% and matures on August 4, 2025. The principal amount is due on the maturity date and interest will be amortized on June 11, 2025.